SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 2, 2015

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35727	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA

95032

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number including area code: (408) 540-3700

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On February 2, 2015, Netflix, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, as representative of the several initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”), relating to the sale by the Company of $700,000,000 aggregate principal amount of its 5.500% Senior Notes due 2022 (the “2022 Notes”) and $800,000,000 aggregate principal amount of its 5.875% Senior Notes due 2025 (the “2025 Notes” and together with the 2022 Notes, the “Notes”), in a private placement to “qualified institutional buyers” in the United States, defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offering”). The Purchase Agreement contains customary representations, warranties and covenants by the Company together with customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The Company intends to use the proceeds from the Notes Offering for general corporate purposes, which may include content acquisitions, capital expenditures, investments, working capital and potential acquisitions and strategic transactions.

Indenture

On February 5, 2015, the Company entered into to an indenture, dated as of February 5, 2015, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), in connection with the issuance of the 2022 Notes (the “2022 Indenture”) and an indenture, dated as of February 5, 2015, between the Company and the Trustee in connection with the issuance of the 2025 Notes (the “2025 Indenture” and together with the 2022 Indenture, the “Indentures”).

The 2022 Notes mature on February 15, 2022 and bear interest at a rate of 5.500% per annum. The 2025 Notes mature on February 15, 2025 and bear interest at a rate of 5.875% per annum. Interest on the Notes is payable semi-annually on April 15 and October 15 of each year, commencing on October 15, 2015, and on the applicable maturity date.

At any time prior to maturity, the Company may redeem any of the Notes of a series at any time at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus an applicable premium and accrued and unpaid interest, if any, to the applicable redemption date.

If the Company experiences specified change of control triggering events, the Company must offer to repurchase the Notes of each series at a repurchase price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.

The Indentures contain covenants that, among other things, restrict the ability of the Company and its domestic restricted subsidiaries to:

•	create certain liens and enter into sale and lease-back transactions;

•	create, assume, incur or guarantee certain indebtedness without such domestic restricted subsidiary guaranteeing the Notes on a pari passu basis; and

•	consolidate or merge with, or convey, transfer or lease all or substantially all of the Company and its subsidiaries assets, to another person.

These covenants are subject to a number of other limitations and exceptions set forth in the Indentures.

The Indentures provide for customary events of default, including, but not limited to, cross defaults to specified other debt of the Company and its significant subsidiaries. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes of a series under the applicable Indenture will become due and payable immediately without further action or notice. If any other event of default under the Indentures occurs or is continuing, the trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes of a series under the applicable Indenture may declare all of such Notes to be due and payable immediately.

The description of the Notes and the Indentures contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the 2022 Indenture and the 2025 Indenture, copies of which are filed as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company also entered into a registration rights agreement, dated February 5, 2015, with Morgan Stanley & Co. LLC, as representative of the several initial purchasers listed in Schedule 1 thereto, relating to the 2022 Notes (the “2022 Registration Rights Agreement”) and a registration rights agreement, dated February 5, 2015, with Morgan Stanley & Co. LLC, as representative of the several initial purchasers listed in Schedule 1 thereto, relating to the 2025 Notes (the “2025 Registration Rights Agreement” and together with the 2022 Registration Rights Agreement, the “Registration Rights Agreements”). Under the terms of the Registration Rights Agreements, if any of the applicable Notes of a series are not freely transferable by holders (other than affiliates of the Company or holders that were affiliates of the Company within the preceding three months) pursuant to Rule 144 under the Securities Act within 366 days after their original issuance, the Company is required to use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange such Notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to such Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate).

The description of the Registration Rights Agreements contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Registration Rights Agreements, copies of which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01.	Other Events.

On February 2, 2015, the Company issued a press release announcing that it proposes to offer $1.0 billion aggregate principal amount of its senior notes. A copy of the press release is attached as Exhibit 99.1.

On February 2, 2015, the Company issued a press release announcing the pricing of its offering of $1.5 billion aggregate principal amount of its senior notes. A copy of the press release is attached as Exhibit 99.2.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Indenture, dated as of February 5, 2015, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	Indenture, dated as of February 5, 2015, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

10.1	Registration Rights Agreement, dated as of February 5, 2015, by and between the Company and Morgan Stanley & Co. LLC, as representative of the Initial Purchasers listed in Schedule 1 thereto.

10.2	Registration Rights Agreement, dated as of February 5, 2015, by and between the Company and Morgan Stanley & Co. LLC, as representative of the Initial Purchasers listed in Schedule 1 thereto.

99.1	Press release issued by Netflix, Inc. on February 2, 2015, announcing that it proposes to offer $1.0 billion of its senior notes.

99.2	Press release issued by Netflix, Inc. on February 2, 2015, announcing pricing of $1.5 billion of its senior notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

/s/ David Hyman
By: David Hyman
Title: General Counsel

Dated: February 5, 2015

Index to Exhibits

Exhibit	Description

4.1	Indenture, dated as of February 5, 2015, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	Indenture, dated as of February 5, 2015, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

10.1	Registration Rights Agreement, dated as of February 5, 2015, by and between the Company and Morgan Stanley & Co. LLC, as representative of the Initial Purchasers listed in Schedule 1 thereto.

10.2	Registration Rights Agreement, dated as of February 5, 2015, by and between the Company and Morgan Stanley & Co. LLC, as representative of the Initial Purchasers listed in Schedule 1 thereto.

99.1	Press release issued by Netflix, Inc. on February 2, 2015, announcing that it proposes to offer $1.0 billion of its senior notes.

99.2	Press release issued by Netflix, Inc. on February 2, 2015, announcing pricing of $1.5 billion of its senior notes.